Exhibit 99.1

UWHARRIE CAPITAL CORP

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

The undersigned hereby certifies that, to his or her knowledge, (i) the Form 10-KSB filed by Uwharrie Capital Corp  (the “Issuer”) for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

Date: March 18, 2003	By:	/s/ ROGER L. DICK

Roger L. Dick Chief Executive Officer

 24